Exhibit 99.2

I/We, ! fij H l i:r w]l iffi rl r B3t ¥ - H rim¥u :l:ffi'. t t m - tr 1 1 \ f ill . 33 1li - p f · . )';: \ <t..'e,'r: - L; c † rfaideration 1 - '0 \ aid to .it. o \ ) occu 1e/us o n ) s · r - 9 f (? tf dres s) ,, . ./ of the sum of FOUR THOUSA N D ONLY (ID<.$4,000.00) by (name) _ . _ :£ ! # _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ M_E R _ C_H _ A _ NT _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ BUILDING 3 , BUILDING 12, NORTH AREA, ZHONGYADONGJUN , YUECHE N G DISTRICT, SHAOXING CITY , Z HEJ IANG PROVINCE CHINA (hereinafter "the Transferee") do hereby transfer to the Transferee the numbered standing in my/our name in the register of : - - 4 ,_ 0 _ 0 _ 0 - _ 0_1 _ ·d _ in _ a1 y - - - - - share(s) HK XU DING CO., LIMITED w m Mj!le/l i 'a'J to hold unto the Transferee his Executors, Administrators or Assigns , subject to the several conditions upon which I/we hold the same at the time of execution hereof . the share(s) subject to the same condition s. Witness our hands the 0 1 MAR 2019 And I/we, the Transferee do hereby agree to ta k e We hereby certify that this copy be a true and co mplete copy of the original (or a properly certified copy to the original ) Date; 2 0 JAN . 2020 Witness's name and address: ) ) ) ) ) ) ) ) ! U!l[ i f ) ) ) 1.. ) -- - - - - - - - - - - - - - - 3: Jf* ) Witness to the signature(s) of the Transferor - Witness to the signature(s) of the Transferee - ) Witness's name and address:

AD VALOREM DUTY PAID
ASST. COLLECTOR

INSTRUMENT OF TRANSFER

STAMP DUTY 30.4.19 HONG KONG

HONG KONG 00005.00

HK XU DING CO., LIMITED
香港旭鼎有限公司

STAMP OFFICE 30.4.19 KOWLOON

I/We, 王琳

of BUILDING 3, BUILDING 12, NORTH AREA, ZHONGYADONGJUN, YUECHENG DISTRICT, SHAOXING CITY, ZHEJIANG PROVINCE, CHINA

in consideration of the sum of FOUR THOUSAND ONLY (HK$4,000.00)

paid to me/us by (name) 香港随新有限公司

(occupation) MERCHANT

of (address) RM 1605 HO KING COMM CTR 2-16 FA YUEN ST MONGKOK KLN HONG KONG

(hereinafter "the Transferee")

do hereby transfer to the Transferee the -4,000- Ordinary share(s)

numbered

standing in my/our name in the register of:-

HK XU DING CO., LIMITED
香港旭鼎有限公司

to hold unto the Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the Transferee do hereby agree to take the share(s) subject to the same conditions.

Witness our hands the 30 APR 2019

We hereby certify that this copy be a true and complete copy of the original (or a properly certified copy to the original)

Date: 20 JAN 2020

Sinosia & Co.
Certified Public Accountants
SO WAI FAN
PC NO.P04650

Witness to the signature(s) of the Transferor - *Witness's name and address:*	王琳
Witness to the signature(s) of the Transferee - *Witness's name and address:*	*For and on behalf of* HK SUIXIN CO., LIMITED 香港随新有限公司 *Authorized Signature(s)* 香港随新有限公司

AD VALOREM DUTY PAID
ASST. COLLECTOR

INSTRUMENT OF TRANSFER

STAMP DUTY 30.4.19 HONG KONG

HONG KONG 00005.00

HK XU DING CO., LIMITED
香港旭鼎有限公司

STAMP OFFICE 30.4.19 KONG

I/We, 劉軍鋒
of 中國西安市藍田縣安村鄉楊劉坡村第一村民小組 33 號
in consideration of the sum of THREE THOUSAND ONLY (HK$3,000.00)
paid to me/us by (name) 香港隨新有限公司
(occupation) MERCHANT
of (address) RM 1605 HO KING COMM CTR 2-16 FA YUEN ST MONGKOK KLN HONG KONG
(hereinafter "the Transferee")
do hereby transfer to the Transferee the -3,000- Ordinary share(s)
numbered
standing in my/our name in the register of:-

HK XU DING CO., LIMITED
香港旭鼎有限公司

to hold unto the Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the Transferee do hereby agree to take the share(s) subject to the same conditions.

We hereby certify that this copy be a true and complete copy of the original (or a properly certified copy to the original)

Witness our hands the 30 APR 2019

Date: 20 JAN 2020

Sinosia & Co.
Certified Public Accountants

Witness to the signature(s) of the Transferor -

Witness's name and address:

劉軍鋒

For and on behalf of
HK SUIXIN CO., LIMITED
香港隨新有限公司

Witness to the signature(s) of the Transferee -

Witness's name and address:

Authorized Signature(s)

香港隨新有限公司

AD VALOREM DUTY PAID
ASST. COLLECTOR

STAMP DUTY 21.8.19 48 HONG KONG

HONG KONG 00005.00 STAMP DUTY PAID

INSTRUMENT OF TRANSFER

HK XU DING CO., LIMITED
香港旭鼎有限公司

STAMP OFFICE 21.8.19

I/We, 劉軍鋒
of 中國西安市藍田縣安村鄉楊劉坡村第一村民小組 33 號
in consideration of the sum of HKD3,000.00
paid to me/us by (name) 香港隨新有限公司
(occupation) Corporation
of (address) RM 1605 HO KING COMM CTR 2-16 FA YUEN ST MONGKOK KLN, HONG KONG
(hereinafter "the said Transferee")
do hereby transfer to the said Transferee the *3,000* Ordinary share(s)
numbered
standing in my/our name in the register of:-

HK XU DING CO., LIMITED
香港旭鼎有限公司

to hold unto the said Transferee his/her/its Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

We hereby certify that this copy be a true and complete copy of the original (or a properly certified copy to the original)

Witness our hands the 21 AUG 2019

Date: 20 JAN 2020

Sinosia & Co.
Certified Public Accountants
SO WAI FAN
PC NO.P04659

Witness to the signature(s) of the Transferor -

Witness's name and address: 劉軍鋒

Witness to the signature(s) of the Transferee -

For and on behalf of
HK SUIXIN CO., LIMITED
香港隨新有限公司
Authorized Signature(s)

Witness's name and address: 香港隨新有限公司